(BULL LOGO)
Merrill Lynch Investment Managers

Annual Report

July 31, 2001


Merrill Lynch
Ohio
Municipal
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


DEAR SHAREHOLDER



The Municipal Market Environment
In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the FederalReserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001



The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June 2001 and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.


Fiscal Year in Review
Given the generally favorable environment for the tax-exempt market during the last 12 months, performance results for the Fund have been disappointing. For the fiscal year ended July 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.51, +6.96%, +6.86% and 7.40%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 6 of this report to shareholders.) The largest single negative influence on total returns was attributable to adverse developments concerning the Fund's former position in senior unsecured debt issued by USG Corporation. A leading producer of wallboard, the company has fallen victim to escalating concerns over exposure to asbestos liability in recent months. With speculation rising that a voluntary bankruptcy filing was being considered in order to escape the rising tide of litigation, the bonds were sold in order to eliminate any further damage to the Fund. In late June, the company did file for Chapter 11 bankruptcy protection, casting further doubt on recovery prospects for bondholders. On a total return basis, the Fund's results fell short relative to its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which had a return of +10.08% and the average of its peer group of tax-exempt open-ended mutual funds, as measured by Lipper, Inc. for the same 12-month period.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001



Renewed demand for tax-exempt bonds by both retail and institutional investors in recent months has more than offset the 36% jump in debt issuance by the state of Ohio and its many political subdivisions through the fiscal year ended July 31, 2001. Amidst a generally favorable environment, we sought to enhance Fund performance by maintaining a fully invested position for much of the fiscal year. More specifically, our portfolio strategy has been designed to capitalize on recent trends in the tax-exempt market that have included a significant shift in the term structure of interest rates as well as a resurgent appetite for credit risk.

The Federal Reserve Board's aggressive campaign to revive a moribund economy has prompted short-term interest rates to fall more sharply than long-term interest rates, thus causing the term structure of interest rates to become more positively sloped. Under these circumstances, the opportunity exists to leverage income through the use of derivative securities designed to capitalize on historically low borrowing costs as reflected in low short-term interest rates. While we have utilized this strategy for some time, we believed that the opportunity was compelling enough to warrant increasing exposure further as a means to enhance the Fund's distribution yield. In recognition of the greater volatility associated with these products, great care was taken in selecting appropriate underlying characteristics in order to limit the heightened degree of risk. Furthermore, some of the Fund's more interest rate-sensitive holdings were sold in recent months not only to realize gains from market appreciation, but also to reduce the Fund's overall risk profile.

Another development arising from the Federal Reserve Board's abrupt and forceful shift in monetary policy last January has been the change in investor sentiment regarding credit risk after more than a year of deteriorating valuations for speculative-grade securities. Encouraged by prospects of steadily declining short-term interest rates, fixed-income investors have since demonstrated a renewed appetite for both low investment-grade and speculative-grade credits in anticipation of the stimulative impact of an easier monetary policy. Implicit in the decision to reallocate asset weightings in this manner has been the belief that credit spreads already reflect current weak economic conditions. The anticipatory nature of markets suggests that investors are looking beyond present circumstances and are beginning to discount an eventual economic rebound. As part of an effort to generate a competitive rate of return, we maintained a modest degree of exposure to low investment-grade credits. Given the improved climate for these types of investments, this exposure has provided an incremental benefit to shareholders in the form of enhanced relative performance.

Looking ahead, our portfolio strategy will reflect our belief that much of the decline in long-term interest rates has already occurred. However, it also appears likely that a sustained period of muted economic growth accompanied by low inflation and continued accommodation by monetary policymakers will provide a favorable backdrop for fixed-income markets. In view of this outlook, we expect a continuation of the present strategy, which calls for income enhancement within the context of seeking reduced volatility for the Fund's portfolio.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


September 5, 2001





Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return
                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 6/30/01                     +7.24%         +2.95%
Five Years Ended 6/30/01                   +4.95          +4.10
Inception (2/28/92)
through 6/30/01                            +6.00          +5.53

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/01                     +6.70%         +2.70%
Five Years Ended 6/30/01                   +4.42          +4.42
Inception (2/28/92)
through 6/30/01                            +5.46          +5.46

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/01                     +6.59%         +5.59%
Five Years Ended 6/30/01                   +4.32          +4.32
Inception (10/21/94)
through 6/30/01                            +5.23          +5.23

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 6/30/01                     +7.24%         +2.95%
Five Years Ended 6/30/01                   +4.87          +4.02
Inception (10/21/94)
through 6/30/01                            +5.77          +5.12

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Ohio Municipal Bond Fund++ Class A and Class B Shares* compared to a similar investment in Lehman Brothers Municipal Bond Index. Values illustrated are as follows:

Merill Lynch Ohio Municipal Bond Fund++-
Class A Shares*:

Date                    Value

02/28/1992          $ 9,600.00
July 1992           $10,388.00
July 1993           $11,480.00
July 1994           $11,606.00
July 1995           $12,306.00
July 1996           $13,113.00
July 1997           $14,398.00
July 1998           $15,180.00
July 1999           $15,421.00
July 2000           $15,618.00
July 2001           $16,791.00


Merill Lynch Ohio Municipal Bond Fund++-
Class B Shares*:

Date                    Value

02/28/1992          $10,000.00
July 1992           $10,798.00
July 1993           $11,872.00
July 1994           $11,942.00
July 1995           $12,598.00
July 1996           $13,355.00
July 1997           $14,590.00
July 1998           $15,305.00
July 1999           $15,470.00
July 2000           $15,589.00
July 2001           $16,674.00


Lehman Brothers Municipal Bond Index++++:

Date                    Value

07/31/92            $10,000.00
July 1993           $10,884.00
July 1994           $11,088.00
July 1995           $11,961.00
July 1996           $12,750.00
July 1997           $14,057.00
July 1998           $14,899.00
July 1999           $15,328.00
July 2000           $15,989.00
July 2001           $17,600.00


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Ohio Municipal Bond Fund++ Class C and Class D Shares* compared to a similar investment in Lehman Brothers Municipal Bond Index. Values illustrated are as follows:

Merill Lynch Ohio Municipal Bond Fund++-
Class C Shares*:

Date                    Value

10/21/94            $10,000.00
July 1995           $10,850.00
July 1996           $11,490.00
July 1997           $12,540.00
July 1998           $13,141.00
July 1999           $13,270.00
July 2000           $13,359.00
July 2001           $14,275.00


Merill Lynch Ohio Municipal Bond Fund++-
Class D Shares*:

Date                    Value

10/21/94            $ 9,600.00
July 1995           $10,458.00
July 1996           $11,133.00
July 1997           $12,202.00
July 1998           $12,863.00
July 1999           $13,055.00
July 2000           $13,209.00
July 2001           $14,186.00


Lehman Brothers Municipal Bond Index++++:

Date                    Value

10/31/94            $10,000.00
July 1995           $11,107.00
July 1996           $11,840.00
July 1997           $13,054.00
July 1998           $13,836.00
July 1999           $14,234.00
July 2000           $14,848.00
July 2001           $16,344.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Ohio Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                 6-Month          12-Month      Since Inception    Standardized
As of July 31, 2001                            Total Return     Total Return      Total Return     30-Day Yield
ML Ohio Municipal Bond Fund Class A Shares         +2.36%         +7.51%             +74.91%           3.44%
ML Ohio Municipal Bond Fund Class B Shares         +2.10          +6.96              +66.74            3.08
ML Ohio Municipal Bond Fund Class C Shares         +2.05          +6.86              +42.73            2.98
ML Ohio Municipal Bond Fund Class D Shares         +2.40          +7.40              +47.76            3.34

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception periods are from 2/28/92 for Class A & Class
B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001

SCHEDULE OF INVESTMENTS                                                                      (in Thousands)
S&P     Moody's   Face
Ratings Ratings  Amount                               Issue                                             Value

Ohio--91.2%
AAA       Aaa   $   425    Avon, Ohio, Local School District, GO, 6% due 12/01/2020 (b)                 $    460

AA+       Aa2     2,785    Cincinnati, Ohio, Water System Revenue Bonds, 5.50% due 12/01/2017              2,941

NR*       Ba2     1,350    Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                           (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019                  1,179

AAA       Aaa       600    Cleveland, Ohio, GO, Refunding, 4.625% due 10/01/2018 (d)                         574

AAA       Aaa       150    Cleveland, Ohio, Waterworks Revenue Bonds, First Mortgage F-92,
                           Series A, 6.25% due 1/01/2015 (b)                                                 155

NR*       NR*     1,000    Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds
                           (Benjamin Rose Institute Project), 5.50% due 12/01/2028                           826

A1+       VMIG1++   200    Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                           VRDN, Series D, 2.80% due 1/01/2026 (h)                                           200

AAA       NR*     1,600    Forest Hills, Ohio, Local School District, GO, 6.25% due 12/01/2020 (d)         1,771

AAA       Aaa     1,200    Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (d)       1,387

AAA       Aaa     1,740    Lakota, Ohio, Local School District, GO, 7% due 12/01/2010 (b)                  2,113

A+        NR*     1,660    Loveland, Ohio, City School District, GO, 6.65% due 12/01/2002 (g)              1,776

NR*       NR*     1,000    Lucas County, Ohio, Health Care Facility Revenue Refunding and
                           Improvement Bonds (Sunset Retirement Communities), Series A,
                           6.50% due 8/15/2020                                                             1,041

NR*       NR*     2,000    Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                           6.125% due 12/01/2004 (g)                                                       2,192

AAA       Aaa     2,500    Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                           (YHA Inc. Project), Series A, 7% due 10/15/2002 (d)(g)                          2,626

A         A2      2,000    Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp.
                           Project), AMT, 6.75% due 7/01/2014                                              2,359

AAA       Aaa     3,000    North Canton, Ohio, City School District GO, 6.70% due 12/01/2004 (b)(g)        3,384

                           Ohio HFA, Mortgage Revenue Bonds, AMT (e):
NR*       Aaa     1,220       Series A-1, 6.15% due 3/01/2029                                              1,278
AAA       Aaa       665       Series B-2, 6.70% due 3/01/2025                                                700

AAA       Aaa       545    Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B,
                           10.785% due 3/31/2031 (a)(e)                                                      567

NR*       NR*     1,000    Ohio State Higher Educational Facility, Commission Revenue Bonds
                           (University of Findlay Project), 6.125% due 9/01/2016                           1,037

AA        Aa2     1,000    Ohio State Higher Educational Facility, Commission Revenue
                           Refunding Bonds (Case Western Reserve University), Series D, 6.25%
                           due 7/01/2014                                                                   1,169

AA        Aa3     1,410    Ohio State Higher Educational Facility Revenue Refunding Bonds
                           (Case Western Reserve University), 6.25% due 10/01/2016                         1,650


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                          (in Thousands)
S&P     Moody's   Face
Ratings Ratings  Amount                               Issue                                             Value

Ohio (concluded)
AA        Aa3   $ 3,000    Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                           Series A, 5.55% due 2/15/2013                                                $  3,227

AAA       Aaa     1,000    Ohio State Water Development Authority, Pollution Control
                           Facilities Revenue Refunding Bonds (Pennsylvania Power Co.
                           Project), 6.15% due 8/01/2023 (b)                                               1,069

AA        NR*       525    Reading, Ohio, Development Revenue Bonds (Sisters of Notre
                           Dame--Saint Mary's Educational Institute), 5.85% due 2/01/2015                    555

NR*       Aaa     1,125    Springfield, Ohio, GO, Refunding, 6% due 12/01/2023 (c)                         1,229

AAA       Aaa     1,000    Summit County, Ohio, GO, Refunding, 6.50% due 12/01/2016 (c)                    1,153

NR*       Aa3     1,000    Toledo - Lucas County, Ohio, Port Authority Revenue Refunding Bonds
                           (Cargill Inc. Project), 5.90% due 12/01/2015                                    1,038

AAA       Aaa     2,000    Westerville, Ohio, Minerva Park and Blendon Township, Joint
                           Hospital District Revenue Refunding Bonds (Saint Ann's Hospital),
                           Series B, 7% due 9/15/2003 (b)(f)(g)                                            2,056

Puerto Rico--10.7%

NR*       Aa2     2,000    Puerto Rico Industrial Tourist Educational, Medical and Environmental
                           Control Facilities Revenue Bonds (Ascension Health), RIB, Series 377,
                           9.41% due 11/15/2030 (a)                                                        2,375

AAA       NR*     1,000    Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS,
                           Series 211, 7.927% due 7/01/2021 (a)(d)                                         1,048

NR*       Aaa     1,300    Puerto Rico Public Finance Corporation Revenue Bonds, RIB,
                           Series 519X, 5.50% due 8/01/2018 (a)(d)                                         1,466

Total Investments (Cost--$43,429)--101.9%                                                                 46,601

Liabilities in Excess of Other Assets--(1.9%)                                                              (884)
                                                                                                       ---------
Net Assets--100.0%                                                                                     $  45,717
                                                                                                       =========

(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche
LLP.
See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2001
Assets:             Investments, at value (identified cost--$43,429,328)                                    $ 46,600,589
                    Cash                                                                                          30,787
                    Receivables:
                      Securities sold                                                      $  2,731,551
                      Interest                                                                  645,563
                      Beneficial interest sold                                                   30,088        3,407,202
                                                                                           ------------
                    Prepaid expenses and other assets                                                             12,094
                                                                                                            ------------
                    Total assets                                                                              50,050,672
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,162,566
                      Beneficial interest redeemed                                               60,019
                      Dividends to shareholders                                                  42,100
                      Investment adviser                                                         20,741
                      Distributor                                                                15,232        4,300,658
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        32,771
                                                                                                            ------------
                    Total liabilities                                                                          4,333,429
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 45,717,243
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     58,832
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        309,503
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         31,858
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         40,099
                    Paid-in capital in excess of par                                                          46,269,228
                    Accumulated realized capital losses on investments--net                                  (2,778,085)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                         (1,385,453)
                    Unrealized appreciation on investments--net                                                3,171,261
                                                                                                            ------------
                    Net assets                                                                              $ 45,717,243
                                                                                                            ============
Net Asset Value:    Class A--Based on net assets of $6,109,025 and 588,322 shares
                    of beneficial interest outstanding                                                      $      10.38
                                                                                                            ============
                    Class B--Based on net assets of $32,138,002 and 3,095,025 shares
                    of beneficial interest outstanding                                                      $      10.38
                                                                                                            ============
                    Class C--Based on net assets of $3,307,832 and 318,583 shares
                    of beneficial interest outstanding                                                      $      10.38
                                                                                                            ============
                    Class D--Based on net assets of $4,162,384 and 400,986 shares
                    of beneficial interest outstanding                                                      $      10.38
                                                                                                            ============

                      See Notes to Financial Statements.


Statement of Operations
                                                                                                       For the Year Ended
                                                                                                           July 31, 2001
Investment Income:  Interest and amortization of premium and discount earned                                $  2,776,585

Expenses:           Investment advisory fees                                               $    261,298
                    Account maintenance and distribution fees--Class B                          174,740
                    Accounting services                                                          70,341
                    Professional fees                                                            68,311
                    Printing and shareholder reports                                             31,486
                    Transfer agent fees--Class B                                                 23,530
                    Account maintenance and distribution fees--Class C                           14,902
                    Trustees' fees and expenses                                                   8,284
                    Registration fees                                                             6,059
                    Pricing fees                                                                  5,492
                    Account maintenance fees--Class D                                             4,093
                    Transfer agent fees--Class A                                                  3,495
                    Custodian fees                                                                2,622
                    Transfer agent fees--Class D                                                  2,376
                    Transfer agent fees--Class C                                                  1,699
                    Other                                                                         6,530
                                                                                           ------------
                    Total expenses                                                                               685,258
                                                                                                            ------------
                    Investment income--net                                                                     2,091,327
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (687,983)
Unrealized          Change in unrealized appreciation on investments--net                                      1,848,145
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  3,251,489
                                                                                                            ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                                     For the Year
                                                                                                    Ended July 31,
Increase (Decrease) in Net Assets:                                                              2001             2000
Operations:         Investment income--net                                                 $  2,091,327     $  2,598,150
                    Realized loss on investments--net                                         (687,983)      (2,610,120)
                    Change in unrealized appreciation on investments--net                     1,848,145         (80,009)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           3,251,489         (91,979)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                 (288,749)        (357,104)
Shareholders:         Class B                                                               (1,505,589)      (1,905,493)
                      Class C                                                                 (103,919)         (96,674)
                      Class D                                                                 (193,070)        (238,879)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --        (181,498)
                      Class B                                                                        --      (1,029,522)
                      Class C                                                                        --         (51,882)
                      Class D                                                                        --        (122,551)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (2,091,327)      (3,983,603)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                   (5,539,146)     (14,461,235)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                            (4,378,984)     (18,536,817)
                    Beginning of year                                                        50,096,227       68,633,044
                                                                                           ------------     ------------
                    End of year                                                            $ 45,717,243     $ 50,096,227
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


FINANCIAL INFORMATION (continued)


Financial Highlights
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of year                $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .49        .51       .52       .55        .55
                    Realized and unrealized gain (loss) on
                    investments--net                                       .25      (.40)     (.34)       .04        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .74        .11       .18       .59       1.02
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.49)      (.51)     (.52)     (.55)      (.55)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.49)      (.75)     (.62)     (.55)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.38   $  10.13  $  10.77  $  11.21   $  11.17
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.51%      1.28%     1.59%     5.43%      9.80%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.03%       .87%      .92%      .83%       .80%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.83%      5.00%     4.70%     4.92%      5.07%
                                                                      ========   ========  ========  ========   ========
Supplemental        Net assets, end of year (in thousands)            $  6,109   $  6,060  $  9,161  $  9,252   $  8,506
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  38.01%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========

The following per share data and ratios have been derived                                   Class B
from information provided in the financial statements.                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of year                $  10.13     $10.77    $11.21    $11.17     $10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .44        .46       .47       .50        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                       .25      (.40)     (.34)       .04        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .69        .06       .13       .54        .96
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.44)      (.46)     (.47)     (.50)      (.49)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.44)      (.70)     (.57)     (.50)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.38   $  10.13  $  10.77  $  11.21   $  11.17
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.96%       .77%     1.08%     4.90%      9.25%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.54%      1.38%     1.43%     1.34%      1.31%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.31%      4.49%     4.19%     4.41%      4.56%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)             $32,138    $37,864   $50,892   $55,554    $60,072
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  38.01%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                   Class C
from information provided in the financial statements.                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of year                $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .43        .44       .46       .48        .48
                    Realized and unrealized gain (loss) on
                    investments--net                                       .25      (.40)     (.34)       .04        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .68        .04       .12       .52        .95
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.43)      (.44)     (.46)     (.48)      (.48)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.43)      (.68)     (.56)     (.48)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.38   $  10.13  $  10.77  $  11.21   $  11.17
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.86%       .67%      .98%     4.79%      9.14%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.65%      1.48%     1.53%     1.44%      1.41%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.18%      4.39%     4.08%     4.31%      4.46%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)              $3,308     $2,057    $2,713    $2,526     $2,412
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  38.01%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========

The following per share data and ratios have been derived                                   Class D
from information provided in the financial statements.                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of year                $  10.13   $  10.77  $  11.21  $  11.16   $  10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .48        .50       .51       .54        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                       .25      (.40)     (.34)       .05        .46
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .73        .10       .17       .59       1.00
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.48)      (.50)     (.51)     (.54)      (.54)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.48)      (.74)     (.61)     (.54)      (.54)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                        $10.38     $10.13    $10.77    $11.21     $11.16
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.40%      1.18%     1.49%     5.42%      9.60%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.13%       .97%     1.02%      .93%       .90%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.72%      4.90%     4.59%     4.82%      4.97%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)              $4,162     $4,115    $5,867    $5,267     $4,310
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  38.01%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $34,353 increase to the cost of securities and a corresponding $34,353 decrease to net unrealized appreciation, based on debt securities held as of July 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account        Distribution
                         Maintenance Fee        Fee

Class B                       .25%              .25%
Class C                       .25%              .35%
Class D                       .10%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD     MLPF&S

Class A                     $173     $ 2,405
Class D                     $948     $11,283

For the year ended July 31, 2001, MLPF&S received contingent deferred sales charges of $40,253 and $1 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $31,064 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001, were $17,621,300 and $20,092,276, respectively.

Net realized losses for the year ended July 31, 2001, and net unrealized gains as of July 31, 2001 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments.            $  (687,983)  $  3,171,261
                                  -----------   ------------
Total                             $  (687,983)  $  3,171,261
                                  ===========   ============

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,171,261, of which $3,196,297 related to appreciated securities and $25,036 related to depreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $43,429,328.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $5,539,146 and $14,461,235 for the years ended July 31, 2001 and July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares

For the Year Ended                                  Dollar
July 31, 2001                         Shares        Amount

Shares sold                           138,942  $   1,425,781
Shares issued to share-
holders in reinvestment of
dividends                              16,115        165,361
                                -------------   ------------
Total issued                          155,057      1,591,142
Shares redeemed                    (164,734)     (1,695,174)
                                -------------   ------------
Net decrease                          (9,677)  $   (104,032)
                                =============   ============


Class A Shares

For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                            44,863    $   453,112
Shares issued to share-
holders in reinvestment of
dividends and distributions            32,167        323,755
                                -------------   ------------
Total issued                           77,030        776,867
Shares redeemed                    (329,401)     (3,328,352)
                                -------------   ------------
Net decrease                       (252,371)   $ (2,551,485)
                                =============   ============


Class B Shares

For the Year Ended                                  Dollar
July 31, 2001                         Shares        Amount

Shares sold                           363,686   $  3,729,101
Shares issued to share-
holders in reinvestment of
dividends                              71,462        733,293
                                -------------   ------------
Total issued                          435,148      4,462,394
Automatic conversion of
shares                               (94,785)      (976,086)
Shares redeemed                     (981,906)   (10,060,535)
                                -------------   ------------
Net decrease                        (641,543)  $ (6,574,227)
                                =============   ============


Class B Shares

For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                           271,408   $  2,765,352
Shares issued to share-
holders in reinvestment of
dividends and distributions           152,050      1,529,598
                                -------------   ------------
Total issued                          423,458      4,294,950
Automatic conversion of
shares                               (33,581)      (348,151)
Shares redeemed                  (1,377,200)    (13,956,528)
                                -------------   ------------
Net decrease                        (987,323)  $(10,009,729)
                                =============   ============


Class C Shares

For the Year Ended                                  Dollar
July 31, 2001                         Shares        Amount

Shares sold                           128,886   $  1,329,440
Shares issued to share-
holders in reinvestment of
dividends                               4,448         45,658
                                -------------   ------------
Total issued                          133,334      1,375,098
Shares redeemed                      (17,786)      (182,180)
                                -------------   ------------
Net increase                         115,548    $  1,192,918
                                =============   ============


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


Class C Shares

For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                            19,805   $    198,840
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,571         76,159
                                -------------   ------------
Total issued                           27,376        274,999
Shares redeemed                     (76,157)       (777,562)
                                -------------   ------------
Net decrease                        (48,781)   $   (502,563)
                                =============   ============


Class D Shares

For the Year Ended                                  Dollar
July 31, 2001                         Shares        Amount

Shares sold                            61,666   $    631,035
Automatic conversion
of shares                              94,827        976,086
Shares issued to share-
holders in reinvestment of
dividends                               8,926         91,554
                                -------------   ------------
Total issued                          165,419      1,698,675
Shares redeemed                    (170,738)     (1,752,480)
                                -------------   ------------
Net decrease                         (5,319)   $    (53,805)
                                =============   ============


Class D Shares

For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                           100,119   $  1,036,036
Automatic conversion
of shares                             33,583         348,151
Shares issued to share-
holders in reinvestment of
dividends and distributions            19,074        191,717
                                -------------   ------------
Total issued                          152,776      1,575,904
Shares redeemed                    (291,291)     (2,973,362)
                                -------------   ------------
Net decrease                       (138,515)   $ (1,397,458)
                                =============   ============

5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended July 31, 2001.


6. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $2,974,000, of which $763,000 expires in 2008 and $2,211,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2001



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Ohio Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2001 by correspondence with the custodian and broker; where replies were not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
September 10, 2001


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Ohio Municipal Bond Fund during its taxable year ended July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.